Business Combination	6 Months Ended
Sep. 30, 2023
Business Combination and Asset Acquisition [Abstract]
Business Combination

3. Business Combination

On September 1, 2021, Wuxi Wangdao acquired 100% equity interest of Jisen Information, for a consideration of 2,900,000 ordinary shares from the Group. The ordinary shares were issued to the seller on September 1, 2021, valued at $1.60 per share. On June 6, 2022, Wuxi Wangdao transferred the 100% ownership of Jisen Information to WOFE.

The Group engaged an independent valuation firm to assist management in valuing assets acquired, liabilities assumed and intangible assets identified as of the acquisition day.

The identifiable intangible assets acquired upon acquisition were computer software copyrights, which have an estimated useful life of approximately 5 years. All other current assets and current liabilities carrying value approximated fair value at the time of acquisition. The fair value of the consideration was based on closing market price of the Company’s ordinary share on the acquisition date.

The allocation of the purchase price is as follows:

Amount
USD
Fair value of total consideration transferred:
Equity instrument (2.9 million ordinary shares issued)	4,640,000
Cash acquired from business combination	(50,427)
Subtotal	4,589,573
Recognized amounts of identifiable assets acquired and liability assumed:
Current assets	17,152
Intangible asset - computer software copyrights	175,854
Current liabilities	(140,581)
Deferred tax liabilities	(43,964)
Total identifiable net assets	8,461
Goodwill*	4,581,112

*	The goodwill generated from the expected synergies from the cooperation of promoting the national project of Education Certificate and Several Vocational Skill Level Certificates. Jisen Information develops trading simulators, invests in cloud education curriculum system and customized data analysis platform. Jisen Information’s cloud education technology architecture system provides important complement to Company’s existing technology platform. With Jisen Information’s research and develop ability, the Company expects to lower the cost in platform construction and maintenance. Also, Jisen Information has established cooperation with five Chinese colleges and universities such as Anhui Normal University, Anhui University of Engineering and Anhui Business College. The Company gained potential customer resources from the business acquisition.

The goodwill is not deductible for tax purposes.

Changes in the carrying amount of goodwill as of September 30, 2023 were as follows:

	Balance as of			Foreign currency	Balance as of
	March 31,			translation	September 30,
	2023	Additions	Impairment	adjustments	2023
Jisen Information	4,306,579	—	—	(184,804)	4,121,775
Total	4,306,579	—	—	(184,804)	4,121,775

The business combination accounting completed for all assets and liabilities acquired on the acquisition date and there’s no change in the fair value of net assets as of September 30, 2023, except the influence of foreign exchange rate. Thus, there’s no indicators of impairment in the goodwill.